SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  December 11, 1998
(Date of earliest event reported)


           CAPCO America Securitization Corporation (Series 1998 - D7)
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            (Exact name of registrant as specified in its charter)


    Delaware                    333-22133-01                   13-3672336
----------------------   -------------------------   ---------------------------
 (State or Other                 (Commission                (I.R.S. Employer
 Jurisdiction of                File Number)               Identification No.)
 Incorporation)



        Two World Financial Center, Building B, New York, New York 10281
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 667-9300



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ITEM 5:  OTHER EVENTS

     On November 20, 1998, Boyd Fellows and Brian Pilcher, CCA's former Co-Chief Executive Officers resigned. CCA appointed Michael L. Hurdelbrink as its new Chief Executive Officer. Hurdelbrink was also appointed President and Chief Executive Officer of the Depositor. On December 11, 1998, NHA announced that CCA will not undertake any new loan commitments.

Collateral Information

     The Mortgage Loan known as 2100 Swift Road, which has a current balance (after the December 11, 1998 payment) of $4,727,415.98, will appear on the December 1998 Servicer Watch List. The Mortgaged Property is occupied by a single tenant which has experienced serious erosion in its financial condition. In addition, the tenant has entered into various contracts with vendors and experienced the placement of $743,022 in mechanics liens on the Mortgaged Property in the past 30 days. However, the loan is current and the tenant continues to make lease payments.

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        CAPCO AMERICA SECURITIZATION CORPORATION


                                        By: /s/ Michael Hurdelbrink
                                            ------------------------------------
                                            Name:  Michael Hurdelbrink
                                            Title: President & CEO

Date:  December 14, 1998